1 Sprague Resources LP MLPA Conference May 31, 2017 Exhibit 99.1

2 Safe Harbor This presentation contains unaudited quarterly results which should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year. Forward-Looking Statements: Some of the statements in this presentation may contain forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “will,” “project,” “budget,” “potential,” or “continue,” and similar references to future periods. However, the absence of these words does not mean that a statement is not forward looking. Descriptions of our objectives, goals, plans, projections, estimates, anticipated capital expenditures, cost savings, strategy for customer retention and strategy for risk management and other statements of future events or conditions are also forward looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Our actual future results and financial condition may differ materially from those indicated in the forward- looking statements. These forward-looking statements involve risks and uncertainties and other factors that are difficult to predict and many of which are beyond management’s control. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, but are not limited to, increased competition for our products or services; changes in supply or demand for our products; changes in operating conditions and costs; challenges in integrating acquired assets; changes in the level of environmental remediation spending; potential equipment malfunction; potential labor issues; the legislative or regulatory environment; terminal construction repair/delays; nonperformance by major customers or suppliers; litigation, and political, economic and capital market conditions, including the impact of potential terrorist acts and international hostilities. For a more detailed description of these and other risks and uncertainties, please see the “Risk Factors” section in our most recent Annual Report on Form 10-K and/or most recent Form10-Q, Form 8-K and other items filed with the U.S. Securities and Exchange Commission “SEC” and also available in the “Investor Relations” section of our website www.spragueenergy.com. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Non-GAAP Measures: In this presentation, and in statements we make in connection with this presentation, we refer to certain historical and forward looking financial measures not prepared in accordance with U.S. generally accepted accounting principles, or GAAP. Non-GAAP measures include adjusted gross margin, EBITDA, adjusted EBITDA, distributable cash flow, coverage ratio, permanent leverage ratio, and liquidity. For more information on the non-GAAP measures used in this presentation, including reconciliations with comparable GAAP financial measures, please refer to the Non-GAAP Measures in the Appendix at the end of this presentation.

3 Sprague Overview (1) Sprague was founded in 1870 and has grown to become one of the largest suppliers of energy and materials handling services to commercial and industrial customers in the northeast United States and Quebec Control 22 terminals with 14.8 million barrels of refined product storage(2), annually marketing more than 1.4 billion gallons(1) (1) As of March 31, 2017 on a TTM basis. (2)Includes the Carbo acquisition which closed on April 18, 2017. Market natural gas in 13 states, supplying more than 63 Bcf of gas annually(1) Handle 2.5 million short tons and 276 million gallons annually of third-party bulk and liquid materials across our docks in 13 terminals(1)

4 Sprague Overview Since going public in October 2013, we’ve: − Grown distributions for 12 consecutive quarters at a double-digit annual pace − Closed on 9 acquisitions across 3 business lines, representing over $400 million in committed capital o No external equity raise o While maintaining permanent leverage(1) below 3x − Maintained a TTM Distribution Coverage Ratio(1) above 1.5x − Outperformed the Alerian MLP index in all 14 quarters (1) Permanent Leverage and Distribution Coverage Ratio are a Non-GAAP financial measure. Please see Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations.

5 Yet we still trade above the “efficient frontier” LQA Yield ___________________________ Note: Analysis per Barclays, based on Factset and Wall Street research estimates. Current yields as of 5/23/2017. 1. Includes MLP universe with yields under 12% and LP distribution CAGRs greater than 0%. 2. SRLP projections assume SRLP LP distributions grow at 1.5 cents per quarter. Future Distribution Growth Guidance Per Research (’17 – ’20)

6 Our distribution coverage is healthy… (1) Source: BAML / Wall Street estimates of Expected Distribution Coverage for 2017.. Market data as of March 31, 2017. Refined Products includes ARCX, BKEP, BPL, DKL, GEL, HEP, MMLP, MPLX, NS, PBFX, PSXP, RRMS, TLLP, TLP, VLP, VTTI, WNRL, and WPT; Wholesale Distribution includes CAPL, GLP, SRLP and SUN; Propane includes APU, SPH and FGP. Based on annualized latest announced quarterly distribution. (2) Distribution Coverage is a Non-GAAP financial measure. Please see Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations. (3) GLP excludes non-recurring charges related to lease exist and early termination, and impairment of goodwill and long-lived assets. 1.2x 1.2x 0.8x 1.6x 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 Refined Products MLPs Wholesale Distribution MLPs Propane MLPs SRLP TTM Distribution Coverage(1)(2) vs. MLP Sectors 1.9x(3) 0.9x 1.2x 1.1x 0.6x 1.4x 1.6x 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 GLP CAPL ARCX BPL SPH TLP SRLP TTM Distribution Coverage(1)(2) vs. Direct Peers

7 …and our Leverage remains low (1) Source: BAML. Company disclosures and FactSet as March 31, 2017. Refined Products includes ARCX, BKEP, BPL, DKL, GEL, HEP, MMLP, MPLX, NS, PBFX, PSXP, RRMS, TLLP, TLP, VLP, VTTI, WNRL, and WPT; Wholesale Distribution includes CAPL, GLP, SRLP and SUN; Propane includes APU, SPH and FGP. Excludes working capital revolving credit facility balances for GLP and SLRP. 3.8x 4.2x 4.9x 2.6x 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Refined Products MLPs Wholesale Distribution MLPs Propane MLPs SRLP Leverage(1) vs. MLP Sectors 4.2x 4.1x 4.0x 4.2x 4.9x 2.7x 2.6x 0.0 1.0 2.0 3.0 4.0 5.0 6.0 GLP CAPL ARCX BPL SPH TLP SRLP Leverage(1) vs. Direct Peers

8 Sponsor 53.7% Oppenheimer 7.3% Goldman Sachs 5.6% Kayne Anderson 3.7% Other Institutional 4.9% Management / Directors 1.8% Retail 22.9% Limited liquidity currently constrains major Institutional Investors… Source: Bloomberg as of 04/21/2017. SRLP Holdings 3/31/17

9 …though SRLP continues to demonstrate a compelling Total Return outlook (1) Source: BAML. Market data as of March 31, 2017. Total Return is based on Current Yield and 3-Year Expected Growth CAGR. Yield based on annualized latest announced quarterly distribution. CAGR calculated based on LQA - Q4 2019E distributions. Refined Products includes ARCX, BKEP, BPL, DKL, GEL, HEP, MMLP, MPLX, NS, PBFX, PSXP, RRMS, TLLP, TLP, VLP, VTTI, WNRL, and WPT; Wholesale Distribution includes CAPL, GLP, SRLP and SUN; Propane includes APU, SPH and FGP. 11.7% 10.1% 8.6% 16.9% 7.3% 9.5% 8.6% 8.7% 4.4% 0.6% 0.0% 8.2% 0% 3% 6% 9% 12% 15% 18% Refined Products MLPs Wholesale Distribution MLPs Propane MLPs SRLP Total Return(1) vs. MLP Sectors 10.5% 9.7% 14.5% 10.6% 15.0% 12.1% 16.9% 9.3% 9.7% 12.3% 7.5% 15.0% 6.8% 8.7% 1.2% 0.0% 2.2% 3.1% 0.0% 5.3% 8.2% 0% 5% 10% 15% GLP CAPL ARCX BPL SPH TLP SRLP Total Return(1) vs. Direct Peers Yield 3-Year Expected Growth CAGR Total Return

10 Sprague Acquisition History 2013 2014 2015 2016 2017 Since the 2013 IPO, Sprague has invested over $400 million(1) in acquisition growth. Our capacity for acquisitions remains strong, as we pursue opportunities to strengthen and expand our footprint. Refined Products Natural Gas Materials Handling Metromedia Energy $22.0 mm Hess Commercial $0 Kildair (dropdown) $175 mm (1) Note: Amounts shown exclude consideration paid for working capital. Santa Buckley $17.5 mm Global NG $17.3 mm L.E. Belcher $20 mm Carbo $70 mm Capital $23 mm Bronx, NY Castle Oil $56mm

# 2017 Acquisitions

Sprague

***Sprague closed four acquisitions 2017 YTD, covering all three of our business segments. The total acquisition plus near-term capex cost is approximately $140 million, with projected incremental EBITDA of approximately $19-$23 million/yr.*** (1)

| Acquisition | Cost, MM$ | EBITDA(2), MM$/yr | Comments |
|---|---|---|---|
| Capital Terminal – East Providence, RI | $23 + $11 Expansion CapEx | $5 to $6(3) | Gasoline & asphalt conversions supported by 3rd party contract |
| L.E. Belcher Terminal plus Wholesale/Commercial Business – Springfield, MA | $20 | $3 to $4 | Sprague was long-term supplier of facility |
| Global Natural Gas / Electricity – New England plus NY / NJ | $17.25 | $3 to $3.5 | In Sprague footprint with strong New York presence |
| Carbo Terminals – Lawrence, NY | $70 (inc. $30 million in SRLP units) | $8 to $10 | Gasoline throughput terminal and distillate marketing |

(1) *Reconciliation of EBITDA guidance to the closest corresponding GAAP measure (expected net income (loss)) is not available without unreasonable efforts. See Appendix for additional information on guidance.*
(2) *EBITDA is a Non-GAAP financial measure. See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations*
(3) *Ramp-up of EBITDA (minimum volumes) over 5-year period*

11

12 Creating a growing, stable platform in Refined Products… 29.8 35.1 39.7 40.1 33.2 - 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 45.0 2012 2013 2014 2015 2016 Refined Products - Marketed Volume (in million Bbls) $2.60 $3.27 $3.68 $4.25 $4.29 $- $1.00 $2.00 $3.00 $4.00 $5.00 2012 2013 2014 2015 2016 Refined Products - Adjusted Unit Margin(1) $/Bbl 8.0 9.2 14.1 14.2 14.1 - 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 2012 2013 2014 2015 2016 Tank Capacity - In Service (in million Bbls) (1) Adjusted Unit Margin is a Non-GAAP financial measure. See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations

13 ….Natural Gas 49.4 52.0 54.4 56.9 61.7 - 10.0 20.0 30.0 40.0 50.0 60.0 70.0 2012 2013 2014 2015 2016 Natural Gas – Marketed Volume (in million MMBtus) 5 5 15 14 15 0 2 4 6 8 10 12 14 16 2012 2013 2014 2015 2016 Natural Gas - Customer Locations (in thousands) $0.54 $0.78 $1.02 $0.90 $1.01 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2012 2013 2014 2015 2016 Natural Gas – Adjusted Unit Margin(1) $/Dth (1) Adjusted Unit Margin is a Non-GAAP financial measure. See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations

14 …and Materials Handling (1) Adjusted Unit Margin is a Non-GAAP financial measure. See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations $15.2 $19.8 $25.1 $27.1 $2.1 $3.0 $6.7 $5.5 $6.3 $9.5 $8.8 $8.5 $4.8 $5.5 $5.0 $4.7 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 2013 2014 2015 2016 Materials Handling – Adjusted Gross Margin(1) (in millions $) Liquid Bulk Break Bulk Dry Bulk Other $45.7 $28.4 $37.8 $45.6

15 Financial Overview Distribution Per LP UnitInvestment Highlights as of May 26, 2017(1) SRLP Total Return (2) Ticker SRLP Exchange NYSE SRLP Price Per Unit on May 26, 2017 $26.50 Total Units Outstanding 22.5 million Market Capitalization $597 million 1Q 2017 Distribution Per Unit $0.5925 Annualized 1Q 2016 Distribution Per Unit $2.37 Yield as of May 26, 2017 8.9% Distribution Growth Guidance for 2017 10.4% 2017 Adjusted EBITDA(3) Guidance $115 - $130 million 1) Source: MarketView, Sprague 2) Bloomberg. Includes re-investment of distributions as of May 26, 2017 3) Adjusted EBITDA is a Non-GAAP measure. Reconciliation of Adjusted EBITDA guidance to the closest corresponding GAAP measure (net income) is not available without unreasonable efforts. $0.5925 $0.36 $0.41 $0.46 $0.51 $0.56 1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 $ / Unit $0.4275 $0.4425 $0.4575 $0.4725 $0.4875 $0.5025 $0.4125 $0.5175 $0.5325 $0.5475 $0.5625 $0.5775 -60% -40% -20% 0% 20% 40% 60% 80% 100% 120% SRLP - Total Return S&P 500 Total Return Index Alerian MLP Total Return Index 97% 43% -2%

# Earnings, Distributions, and Coverage

## Full Year 2014 through 2016 and 1st Quarter 2017

Sprague

| in '000s | | 2014 Actual | | 2015 Actual | | 2016 Actual | | Q1, 2017 Actual |
|---|---|---|---|---|---|---|---|---|
| Refined Products | $ | 146,021 | $ | 170,448 | $ | 142,581 | $ | 39,478 |
| Natural Gas | $ | 55,536 | $ | 51,004 | $ | 62,435 | $ | 38,590 |
| Materials Handling | $ | 37,811 | $ | 45,564 | $ | 45,712 | $ | 9,925 |
| Other [(1)] | $ | 5,599 | $ | 8,986 | $ | 8,545 | $ | 2,373 |
| **Total Adjusted Gross Margin [(2)]** | **$** | **244,967** | **$** | **276,002** | **$** | **259,273** | **$** | **90,366** |
| Operating Expenses | $ | 62,993 | $ | 71,468 | $ | 65,882 | $ | 16,832 |
| SG&A (including IC) | $ | 76,420 | $ | 94,403 | $ | 84,257 | $ | 26,289 |
| Depreciation & Amortization | $ | 17,625 | $ | 20,342 | $ | 21,237 | $ | 5,932 |
| **Adjusted Operating Income** | **$** | **87,929** | **$** | **89,789** | **$** | **87,897** | **$** | **41,313** |
| **Adjusted EBITDA [(2)]** | **$** | **105,266** | **$** | **110,429** | **$** | **109,020** | **$** | **47,309** |
| less : Cash Interest Expense, net | $ | (24,265) | $ | (23,359) | $ | (23,170) | $ | (6,056) |
| less : Cash Taxes | $ | (3,042) | $ | (1,668) | $ | (1,719) | $ | (840) |
| less : Maintenance CapEx | $ | (8,290) | $ | (8,855) | $ | (9,379) | $ | (1,540) |
| add : Acquisition Costs and Other | $ | (2,955) | $ | 4,701 | $ | 1,225 | $ | 345 |
| add : IC paid in units | $ | 8,182 | $ | 8,437 | $ | 3,075 | $ | 928 |
| **Cash Flow Available for Distribution** | **$** | **74,896** | **$** | **89,685** | **$** | **79,052** | **$** | **40,146** |
| **Annual Distribution** | $ | 35,490 | $ | 41,768 | $ | 47,357 | $ | 14,159 |
| **Incentive Distribution - Holdings** | $ | - | $ | 321 | $ | 1,742 | $ | 742 |
| **Total Distributions** | **$** | **35,490** | **$** | **42,089** | **$** | **49,099** | **$** | **14,901** |
| **Excess Cash Flow** | **$** | **39,406** | **$** | **47,596** | **$** | **29,953** | **$** | **25,245** |
| **Distribution Coverage [(2)]** | | **2.1 x** | | **2.1 x** | | **1.6 x** | | **2.7 x** |

*(1) "Other" Gross Margin includes Coal Marketing, Wintergreen Paper and Castle Retail Services*

*(2) Adjusted Gross Margin, Adjusted EBITDA and Coverage are Non-GAAP measures. Reconciliation of Adjusted EBITDA guidance to the closest corresponding GAAP measure (net income) is not available without unreasonable efforts. See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations.*

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17 2014 – First Quarter 2017: Managing through volatile commodity prices and uncertain weather Winter 2014-15: Heating Degree Days ↑ 7% (vs. normal) Winter 2015-16: Heating Degree Days ↓15% (vs. normal) Winter 2016-17: Heating Degree Days ↓9% (vs. normal) Source: NYMEX WTI Daily Prompt Month Prices as quoted by MarketView; NOAA monthly Oil Home Heating Customer Weighted Degree Days, Total and Normal, summed for Q4 and Q1 of each year. $0 $20 $40 $60 $80 $100 $120 J a n -1 4 F e b -1 4 M a r- 1 4 A p r- 1 4 M a y -1 4 J u n -1 4 J u l- 1 4 A u g -1 4 S e p -1 4 O c t- 1 4 No v -1 4 De c -1 4 J a n -1 5 F e b -1 5 M a r- 1 5 A p r- 1 5 M a y -1 5 J u n -1 5 J u l- 1 5 A u g -1 5 S e p -1 5 O c t- 1 5 No v -1 5 De c -1 5 J a n -1 6 F e b -1 6 M a r- 1 6 A p r- 1 6 M a y -1 6 J u n -1 6 J u l- 1 6 A u g -1 6 S e p -1 6 O c t- 1 6 No v -1 6 De c -1 6 J a n -1 7 F e b -1 7 M a r- 1 7 A p r- 1 7 M a y -1 7 NYMEX WTI $US/Barrel 20-Jun-2014 $107.26 11-Feb-2016 $26.21 26-May-2017 $49.80

18 Full Year 2017 Guidance •Expect to grow distributions by 1.5 cents/unit per quarter through 2019 •Adjusted EBITDA guidance range of $115 to $130 million(1) •Operating expense range of $69 to $74 million •SG&A expense range of $90 to $95 million •Cash interest expense $25 to $29 million •DCF Maintenance capex $14 to $17 million •Expansion capex range of $19 to $22 million (1) Adjusted EBITDA is a Non-GAAP measure. Reconciliation of Adjusted EBITDA guidance to the closest corresponding GAAP measure (net income) is not available without unreasonable efforts.

19 Key Investment Considerations Outstanding operating performance has resulted in 1.6x distribution coverage(1) Strong balance sheet, permanent leverage(1) of 2.6x Year over year quarterly distribution growth of 11% Supply teams are experts in unique Northeast logistical challenges Product and service innovations have generated incremental margins Long history of safe, cost-effective operations and environmental stewardship Materials Handling business is 100% fee-based, with typically multi-year contracts More than 50% of Refined Product sales are made under contract with customers Opportunity to enhance Natural Gas contract base margins by optimization activities Strong track record of successful acquisitions Recent acquisitions offer opportunity to leverage legacy skills and investments Executing on organic growth projects at compelling effective multiples Terminaling, Logistics and Marketing Expertise Contract-Based Income with Upside Potential Financial Strength Visible Growth Prospects (1) As of March 31, 2017 on a TTM basis. See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations

20 Appendix

21 Sprague Condensed Consolidated Balance Sheet (In thousands) (1) 3/31/17 12/31/16 Assets Current assets: Cash and cash equivalents $ 14,506 $ 2,682 Accounts receivable, net 196,466 221,954 Inventories 224,288 318,899 Fair value of derivative assets 64,030 66,858 Other current assets 32,341 43,316 Total current assets 531,631 653,709 Property, plant, and equipment, net 257,921 251,101 Intangibles and other assets, net 90,700 37,114 Goodwill, net 70,550 70,550 Total assets $ 950,802 $ 1,012,474 3/31/17 12/31/16 Liabilities and unitholders’ equity Current liabilities: Accounts payable and accrued liabilities $ 134,271 $ 186,681 Fair value of derivative liabilities 47,251 95,339 Due to General Partner and affiliate 9,581 14,218 Current portion of working capital facilities 92,516 153,603 Current portion of capital leases and other debt 1,311 1,358 Total current liabilities 284,930 451,199 Working capital facilities – less current portion 148,684 156,733 Acquisition facility 302,900 245,400 Long-term capital leases and other debt 3,883 4,165 Other liabilities 34,138 29,540 Total liabilities 774,535 887,037 Unitholders’ equity 176,267 125,437 Total liabilities and unitholders’ equity $ 950,802 $ 1,012,474 (1) A full consolidated balance sheet can be found in Sprague’s Annual Report Form 10-K filed with the SEC on March 10, 2017 and Form 10-Q filed on May 8, 2017 and other subsequent filings with the SEC available in the “Investor Relations” section of our website www.spragueenergy.com

22 Summary Unaudited Financial Data

23 Volume, Net Sales and Adjusted Gross Margin

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